Exhibit 99.2

Glenn S. Welch President/Chief Executive Officer June 2014

Certain statements contained herein constitute “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Because these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. As a result, actual results may differ from those contemplated by these statements. Forward‐looking statements can be identified by words such as “believe”, “expect”, “anticipate”, “estimate”, and “intend”. Risks and uncertainties include, but are not limited to, increased competitive pressure among financial service companies; continued weakness or further deterioration in national and regional economic conditions; changes in interest rates; changes in consumer spending, borrowing and savings habits; legislative and regulatory changes; adverse changes in the securities markets; the soundness of other financial institutions; and changes in relevant accounting principles and guidelines. Additionally, other risks and uncertainties are described in Hampden Bancorp Inc.’s Annual Report on Form 10‐K filed with the Securities and Exchange Commission (the “SEC”), as updated by subsequent filings, which are available at www.sec.gov. These risks and uncertainties should be considered in evaluating forward‐looking statements and undue reliance should not be placed on such statements. You are cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the date that they are made. The company disclaims any intent or obligation to update any forward‐looking statements, whether in response to new information, future events or otherwise. 2 FORWARD LOOKING STATEMENTS

The leadership team of Hampden Bancorp, Inc. has been focused on improving operating performance, building the franchise and delivering value to stockholders Financial Accomplishments: Record annual earnings per share in FY 2013 All‐time high nine‐month YTD core EPS of $0.65 at 03/31/14 Total stockholder return improved 68.47% from 6/30/08 to 03/31/14 Strong emphasis on improving financial performance through expense control and revenue improvement Strong loan growth in commercial banking will continue to be our focus as large institutions ignore the credit needs of local businesses and other competitors continue to be distracted by M&A activities Attractive risk/reward proposition to stockholders given strong capital position, asset quality and internal controls Board focused on its fiduciary responsibility to enhance stockholder value 3 EXECUTIVE SUMMARY—Building Value for Our Stockholders TO BE THE PREEMINENT FINANCIAL INSTITUTION IN WESTERN MASSACHUSETTS ATTRACTING THE HIGHEST QUALITY CUSTOMERS AND THE BEST EMPLOYEES AND PROVIDING LONG TERM VALUE FOR ITS STOCKHOLDERS.

Record earnings per share ‐ Diluted EPS of $0.54 Record YTD profitability and earnings per share(1) ‐ Core diluted EPS of $0.65 ‐ Core net income of $3.5 million Strong balance sheet growth ‐ Commercial loan growth of 21.6% ‐ Overall loan growth of 10.8% ‐ Total deposit growth of 9.2% Strong balance sheet growth ‐ Commercial loan growth of 21.0% ‐ Overall loan growth of 10.7% ‐ Total deposit growth of 6.0% Capital management ‐ Equity/Assets = 12.8% ‐ More than $5 million in dividends paid to stockholders since going public in 2007 ‐ Increased dividend payout ratio to 34.3% in FY 2013 vs. 27.7% in FY 2012 Capital management ‐ Equity/Assets = 12.0% ‐ 20% quarterly dividend per share increase in FY 2014 to $0.06 per share and an annualized payout ratio of 30% as of 03/31/14 ‐ Since going public in 2007, original investors have received a total of $1.23 in dividends on a per share basis Year‐over‐year performance ratios ‐ Management restructure costs in June 2013 of $310,000, or $0.03 per fully diluted share ‐ ROAA = 0.46% from 0.52% ‐ ROAE = 3.41% from 3.37% ‐ NIM = 3.14% from 3.50% ‐ Efficiency ratio = 76.48% from 76.58% Nine‐month YTD annualized performance ratios(1) ‐ Core ROAA = 0.68% ‐ Core ROAE = 5.53% ‐ NIM = 3.10% ‐ Core Efficiency ratio = 67.15% Risk management/Asset quality ‐ Non‐performing loans/Loans = 0.88% ‐ Non‐performing assets/Total assets = 0.80% ‐ Allowance for loan losses/Total loans = 1.20% ‐ Allowance for loan losses/Non‐performing loans = 136.06% Risk management/Asset quality ‐ Non‐performing loans/Loans = 0.92% ‐ Non‐performing assets/Total assets = 0.82% ‐ Allowance for loan losses/Total loans = 1.12% ‐ Allowance for loan losses/Non‐performing loans = 121.39% 1 Core net income is defined as net income excluding non‐recurring contested stockholder meeting costs on a tax effected basis. Please see the appendix to this document for a reconciliation of non‐GAAP financial measures to GAAP financial measures. 4 FISCAL YEAR ENDED JUNE 30, 2013 NINE MONTHS ENDED MARCH 31, 2014 FINANCIAL HIGHLIGHTS

Analyzed the Company’s current performance and profit plan expectations Provided advice and guidance on capital management strategies Provided an assessment of the current banking environment, the public equity markets and the valuation of public financial institutions Advising the Board of Directors on the current M&A environment and various strategies to create or enhance stockholder value LISTENING TO STOCKHOLDERS ENGAGED STERNE AGEE IN NOVEMBER 2013

Headquarters located in Springfield, MA, with branches in surrounding suburbs 10 branch offices; average branch size $50 million as of March 31, 2014 Strategic plan in place to increase market share of each branch Strong credit culture throughout the organization 6 FRANCHISE OVERVIEW – WHO WE ARE

TARGET LARGE COMMERCIAL COMPETITORS IN OUR MARKET • In the nine months ended 3/31/14, the Bank originated $76 million in new loans, of which $60 million (79%) was from new borrowers • $10 million (13% of new loans) were generated through loan participations with area banks • As of 3/31/14, the commercial loan pipeline was strong at over $40 million DRIVE RESIDENTIAL MORTGAGE AND CONSUMER LENDING GROWTH • Historical three‐year average loan production of $65 million • Mortgage originators averaging $16 million per year • Branch originated referrals average 32% of production volume CONTINUED EMPHASIS ON RETAIL BANKING • Five‐year growth in core deposits • Five‐year reduction in time deposits • Proven strategy to attract deposits from municipalities and non‐profits DELIVERED SIGNIFICANT EXPENSE SAVINGS • Reviewed/reviewing vendor contracts, branch hours, and employee cost‐saving suggestions • Reduction in FTEs and costs related to 2008 Equity Incentive Plan; decrease of approximately $482,000 in salary and employee benefits expense for the nine months ended 03/31/14 compared to the nine months ended 03/31/13 • Core efficiency ratio decreasing from 83.95% at June 30, 2008 to 67.15% at March 31, 2014 7 STRATEGIC INITIATIVES/ACCOMPLISHMENTS  Initiatives Accomplishments

Initiatives Accomplishments BOARD REVIEW • The Board of Directors is committed to exploring all methods of enhancing stockholder value, and has engaged Sterne Agee to assist our Board in this process • Board of Directors continues to focus on building long‐term value and will continue to evaluate strategic options based on actual and projected financial performance IMPLEMENTED STRATEGY TO OFFSET COMPRESSED NET INTEREST MARGINS • Delivered core relationship‐based balance sheet growth • Focus on commercial loan growth with greater yields • Enhanced fee structure to offset net interest margin compression • Continued emphasis on cost reduction initiatives 8 STRATEGIC INITIATIVES/ACCOMPLISHMENTS (CONT)

STRONG COMMERCIAL LOAN GROWTH (In thousands) • Commercial loans as a percentage of the total portfolio have increased from 43.4% at 6/30/2008 to 51.3% at 06/30/2013, and further to 56.0% at 3/31/14 9 156,717 280,863 0 50,000 100,000 150,000 200,000 250,000 300,000 6/30/08 6/30/09 6/30/10 6/30/11 6/30/12 6/30/13 03/31/14

LOAN MIX 10 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% LOAN PRODUCT MIX AS A PERCENT OF PORTFOLIO 6/30/2008 3/31/2014  1-4 Family Residential comm’l RE Home Equity Residential Construction Comm’l construction Comm’l C7I Manufactured Homes Other

DEPOSIT MIX (In thousands) •Core deposits as a percent of total deposits have increased from 46.9% at 6/30/2008 to 65.2% at 06/30/13, and further to 66.2% at 3/31/14 11 ‐ 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Total Core Deposits Total Time Deposits 06/30/08 06/30/09 06/30/10 06/30/11 06/30/12 06/30/13 03/31/14 142,046 333,225 189,422 170,273

STRONG GROWTH IN BUSINESS, MUNI, AND NON-PROFIT DEPOSITS (In thousands) 12 18,425 133,363 ‐ 20,000 40,000 60,000 80,000 100,000 120,000 140,000 06/30/08 06/30/09 06/30/10 06/30/11 06/30/12 06/30/13 03/31/2014

TOTAL RETURN PERFORMANCE 13 Source: SNL Financial LC. The information contained in this graph has been gathered by SNL Financial LC (“SNL”) from sources believed by SNL to be reliable and to be true and accurate in both form and content. 50 75 100 125 150 175 200 06/30/08 06/30/09 06/30/10 06/30/11 06/30/12 06/30/13 03/31/14 Index Value Total Return Performance Hampden Bancorp, Inc. NASDAQ Bank Index SNL US Bank Index Year Ended Nine Months Ended Index 06/30/09 06/30/10 06/30/11 06/30/12 06/30/13 03/31/14 Hampden Bancorp, Inc. 100.03 97.10 137.09 135.18 157.72 168.47 NASDAQ Bank Index 77.61 86.29 92.09 95.62 121.35 148.57 SNL US Bank Index 71.13 80.98 84.84 83.38 114.59 137.63

PROFITABILITY RATIOS1 0.46% 0.68% 0.00% 0.20% 0.40% 0.60% 0.80% CORE ROAA 06/31/13 03/31/14 3.41% 5.53% 0.00% 2.00% 4.00% 6.00% CORE ROAE 06/31/13 03/31/14 3.14% 3.10% 3.05% 3.10% 3.15% 3.20% 3.25% 3.30% NET INTEREST MARGIN 06/31/13 03/31/14 76.48% 67.15% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% CORE EFFICIENCY RATIO 06/31/13 03/31/14 14 Please see the appendix to this document for a reconciliation of non-GAAP Financial measures to GAAP financial measures

COMMON STOCK REPURCHASE PLANS 5% Stock Repurchase Plan Approval Date Completion Date No. of Shares Approved No. of Shares Purchased Average Price per Share Initial Plan May 29, 2008 December 15, 2008 397,493 397,493 10.03 $ Second Plan January 27, 2009 February 18, 2010 377,619 377,619 10.70 $ Third Plan June 2, 2010 August 29, 2011 357,573 357,573 10.31 $ Fourth Plan December 22, 2010 November 7, 2011 339,170 339,170 13.01 $ Fifth Plan November 1, 2011 December 21, 2011 321,255 321,255 11.81 $ Sixth Plan February 7, 2012 December 12, 2012 304,280 304,280 13.16 $ Seventh Plan August 7, 2012 - 289,106 188,729 15.10 $ Eighth Plan June 4, 2013 - 275,525 The following table summarizes the Company’s stock repurchases

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Strategically positioned franchise  Energized management team committed to strong operating performance  Scalable platform built for long‐term growth  Successfully executing Strategic Plan  Disciplined capital management  Focused on delivering value for our stockholders 16 WHY INVEST IN US

APPENDIX NON‐U.S. GAAP FINANCIAL MEASURES This document contains certain non‐U.S. GAAP financial measures in addition to results presented in accordance with U.S. GAAP. A non‐GAAP financial measure is one that includes or excludes amounts that would be presented in the most directly comparable measure calculated in accordance with U.S. GAAP. These non‐U.S. GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. Non‐U.S. GAAP financial measures may have limitations as analytical tools. They are not a substitute for U.S. GAAP measures; they should be read and used in conjunction with our U.S. GAAP financial information. Further, these measures may differ from the non‐GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies. A reconciliation of non‐U.S. GAAP financial measures to U.S. GAAP measures is included in the accompanying financial tables. In all cases, it should be understood that non‐U.S. GAAP per share measures do not depict amounts that accrue directly to the benefit of stockholders. We utilize the non‐U.S. GAAP measure of core net income in evaluating operating trends, including components for core revenue and expense. We define core net income as net income excluding non‐recurring income and expense. This measure excludes amounts that we view as unrelated to our normalized operations, including contested stockholder meeting costs on a tax effected basis. Similarly, the efficiency ratio, return on average assets, return on average equity, basic earnings per share and fully diluted earnings per share are presented on a net income and core net income basis due to the importance of these measures to the investment community.

APPENDIX For The Nine Months Ended March 31, 2014 Reconciliation of Non-U.S. GAAP Financial Measures: (1) (In thousands, except share data) Net income 3,249 $ Plus: Non-recurring contested stockholder meeting expenses (2) 262 Total core net income 3,511 $ Total non-interest expense 12,449 $ Less: Non-recurring contested stockholder meeting expenses (410) Core non-interest expense 12,039 $ Total average assets 689,677 $ Total average equity 84,706 $ Basic weighted average shares outstanding 5,296,098 Diluted weighted average shares outstanding 5,427,953 Core return (annualized) on average assets 0.68% Core return (annualized) on average equity 5.53% Core efficiency ratio (3) 67.15% Core basic earnings per share 0.66 $ Core diluted earnings per share 0.65 $ (2) Non-recurring contested stockholder proxy expenses are tax effected using an effective tax rate of 36%. (3) The core efficiency ratio represents core non-interest expense for the period divided by the sum of net interest income (before the loan loss provision) plus non-interest income. (1) There were no non-core charges in the three months ended March 31, 2014. There were no non-core charges in the three and nine months ended March 31, 2013. 18